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                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[ ] Definitive Proxy Statement by Rule 14a-6(e)(2)
[ ] Definitive Additional Materials
[x] Soliciting Material Pursuant to Section 240.14a-12

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                                 E*TRADE Funds
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               ________________________________________________
               (Name of Registrant as Specified in Its Charter)

   _________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11. [1] Title of each class of securities to which transaction applies:

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[2] Aggregate number of securities to which transaction applies:

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[3] Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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[4] Proposed maximum aggregate value of transaction:

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[5] Total fee paid:

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[ ] Fee paid with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    ____________________________________________________________________________
    (1)Amount Previously Paid:

    ____________________________________________________________________________
    (2)Form, Schedule or Registration Statement No.:

    ____________________________________________________________________________
    (3)Filing Party:

    ____________________________________________________________________________
    (4)Date Filed:

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E*TRADE Funds Special Shareholder Meeting Notice

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Dear Shareholder:

Thank you for your continued investment in E*TRADE Funds.

This email is to inform you that the E*TRADE Funds will be holding a Special Meeting of Shareholders on Friday, August 25, 2006 at 11:00 a.m. ( Eastern time) at 1775 I Street, NW, 11/th/ Floor, Washington, DC 20006.

At the Special Meeting and as specified in greater detail in the attached Proxy Statement, shareholders of each of the Funds will be asked to elect each of the nominees proposed by the Board of Trustees to serve as a member of the Board of Trustees of the E*TRADE Funds until his or her successor is duly elected and qualified.

Please take a few moments of your time to review the attached proxy statement and vote your shares for the matters set forth on the Meeting Notice. Your vote is extremely important no matter the size of your investment and critical to conducting the formal business of the Meeting.

To view the PROXY STATEMENT please click on the link below.

www.myproxyonline.com/proxystatement/

To vote your shares please click on the link below. You will need the proxy control number and check digit found below in order to vote your shares.

www.myproxyonline.com

Proxy Control Number:      123456789

Check Digit:               12345

If you should have any questions, simply call 800-499-8519 between 9:00am and 11:00pm Eastern Time.

Sincerely,

Elizabeth Gottfried
President, E*TRADE Funds